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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) August 22, 2000

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                    000-26467                 54-18773112
      ---------                   --------------            -----------
(State or other Jurisdiction of   (Commission               (IRS Employer
 Incorporation or Organization    File Number)              Identification No.)

                10700 Parkridge Boulevard, Reston, Virginia 20191
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 391-1300
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.
         -------------

      On August 22, 2000, Greater Atlantic Financial Corp., a Delaware corporation ("Greater Atlantic"), announced that it had completed the acquisition of Dominion Savings Bank, FSB. Under the terms of the Agreement, Greater Atlantic will pay $1,116,857 in cash for the 351,213 outstanding shares of Dominion Savings Bank or $3.13 per share. The acquisition will result in the merger of Dominion Savings into Greater Atlantic Bank, Greater Atlantic's subsidiary.

      The completion of the acquisition was publicly announced in a press release dated August 22, 2000, a copy of which is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      Exhibit 99.1 Press Release dated August 22, 2000.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 22, 2000                By: /s/ Carroll E. Amos
                                          -------------------------------------
                                          Carroll E. Amos
                                          President and Chief Executive Officer





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